AMERICAN RIVER HOLDINGS

                           INCENTIVE COMPENSATION PLAN

                          YEAR ENDED DECEMBER 31, 2000

INTRODUCTION

         The establishment of the American River Holdings (ARH) Incentive Compensation Plan (the "Plan") for the year ended December 31, 2000 by the Board of Directors is intended to provide the employees of the companies of American River Holdings with incentive compensation for achieving exemplary performance standards during the year. It is the intention of the Board of Directors to review the Plan for compliance with American River Holdings current operating objectives and to evaluate the corresponding cost-benefit relationship achieved by the Plan. At the sole and absolute discretion of the Board of Directors, the Plan may be amended, revised or terminated at any time. The policy of the Board of Directors will be to review the Plan annually.

         Eligibility for incentive compensation under the Plan is dependent upon achieving "MINIMUM FINANCIAL PERFORMANCE STANDARDS" SPECIFIED BY THE PLAN. Each company will have its own "minimum financial performance standards." If the "minimum financial performance standards" are not achieved, then no incentive compensation will be paid to employees of that company for that plan year. The Board of Directors retains the right to consider extraordinary circumstances that may have contributed to any company not meeting one or more of the minimum financial performance standards. While under no obligation to do so, the Board of Directors may elect in its sole and absolute discretion to subsequently award incentive compensation as a direct result of the extraordinary circumstances on such terms and conditions as the Board of Directors may determine. Examples of extraordinary circumstances would include but are not limited to:

         o  Natural Disasters
         o  Mergers and acquisitions
         o  Discontinued operations
         o  Organizational restructuring
         o  Development of "new" business components
         o  Acquisition or sale of capital assets

         While not intended to be all-inclusive, these examples are indicative of the types of "material" circumstances that may give rise to possible consideration by the Board of Directors. Further, the event or events that the Board of Directors may consider, both in the form of extraordinary income and expense, must have occurred after the beginning of the current plan

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

AMERICAN RIVER HOLDINGS
INCENTIVE COMPENSATION PLAN
YEAR ENDED DECEMBER 31, 2000
(CONTINUED)


year and not have been included in the adopted Annual Business Plan for that year. Further, net income for purposes of measuring compliance with "minimum financial performance standards" shall only include income derived from recurring operations. Extraordinary income that would be excluded from net income for measurement purposes would include gains resulting from the sale of "material" capital assets, business components and branches, loans and investments.

         Once the Board of Directors has determined eligibility for incentive compensation for each company, the actual amount paid to any employee will result directly from the annual evaluation prepared for that employee. Therefore, incentive compensation paid will reflect attainment of both corporate goals and personal goals for the applicable employee. ARH will be able to reallocate unearned incentive compensation within or between companies subject to the maximum available under the plan. The Plan is designed to promote exemplary performance and the enhancement of shareholder value.

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

AMERICAN RIVER BANK (ARB)
MINIMUM FINANCIAL PERFORMANCE STANDARDS (MFPS)


--------------------------------------------------------------------------------
                                             Per Plan (1)   MFPS (1)  Target (1)
                                             ------------  ---------  ----------

--------------------------------------------------------------------------------
Deposit Growth Rate                               8.7%         8.0%       10%
--------------------------------------------------------------------------------
Total Loan Growth Rate                             10%          10%       15%
--------------------------------------------------------------------------------
Commercial Loan Growth Rate (2)                  13.8%          15%       20%
--------------------------------------------------------------------------------
Interest Margin / Average Earning Assets         5.41%         5.4%      5.5%
--------------------------------------------------------------------------------
Return on Beginning Equity (FAS 115 Adjusted)    22.2%        21.5%       23%
--------------------------------------------------------------------------------
Return on Average Assets                         1.77%        1.65%     1.80%
--------------------------------------------------------------------------------
Efficiency Ratio                                   45%          47%       45%
--------------------------------------------------------------------------------
Net Charge offs to Average Loans                  .25%         .50%      .25%
--------------------------------------------------------------------------------
Classified Assets to Equity                        20%          40%       20%
--------------------------------------------------------------------------------
CAMELS Rating                                       1            2         1
--------------------------------------------------------------------------------


(1) The metrics above are after tax and Pre Incentive
(2) The loan growth minimums exclude participation's purchased by ARB

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

FIRST SOURCE CAPITAL (FSC)
MINIMUM FINANCIAL PERFORMANCE STANDARDS (MFPS)


                                         PER PLAN (1)    MFPS (1)    TARGET (1)

        Net Income                        $335,000      $135,000      $285,000

        Number of vendors averaging          N/A            5            10
        2 deals per month


The incentive Pool for FIRST SOURCE CAPITAL will be per American River Holdings Plan adjusted as follows:

                                                                  PRE INCENTIVE
                                                                    NET INCOME

          Pool per American River Holdings Plan         X100%        $285,000
                                                        X 85%        $235,000
                                                        X 70%        $185,000
                                                        X 50%        $135,000


(1)  The above is after tax and Pre Incentive

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

NORTH COAST BANK (NCB)
MINIMUM FINANCIAL PERFORMANCE STANDARDS (MFPS)


--------------------------------------------------------------------------------
                                             Per Plan (1)   MFPS (1)  Target (1)
                                             ------------  ---------  ----------

--------------------------------------------------------------------------------
Core Deposit Growth Rate (Non-CD)                  15%          16%       20%
--------------------------------------------------------------------------------
Total Loan Growth Rate                             21%          21%       25%
--------------------------------------------------------------------------------
Commercial Loan Growth Rate                      14.7%          15%       20%
--------------------------------------------------------------------------------
Interest Margin / Average Earning Assets          6.1%         6.0%      6.1%
--------------------------------------------------------------------------------
Return on Beginning Equity (FAS 115 Adjusted)    11.8%       11.84%     13.5%
--------------------------------------------------------------------------------
Return on Average Assets                          .90%         .90%      1.0%
--------------------------------------------------------------------------------
Efficiency Ratio                                 69.3%          69%       65%
--------------------------------------------------------------------------------
Net Charge offs to Average Loans                  .25%         .50%      .25%
--------------------------------------------------------------------------------
Classified Assets to Equity                        20%          40%       25%
--------------------------------------------------------------------------------
CAMELS Rating                                       2            2         2
--------------------------------------------------------------------------------


(1)  The metrics above are after tax Pre Incentive/Pre Merger Expense

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

AMERICAN RIVER HOLDINGS
CONSOLIDATED
MINIMUM FINANCIAL PERFORMANCE STANDARDS


                                    Per Plan (1)    MFPS (1)(3)   Target (1)
                                    ------------   ------------   -----------

Return on Average Equity               18.45%          17.46%        19.00%
Basic Earnings Per Share (2)           $1.86           $1.76         $1.90
Efficiency Ratio                        51.5%           53.3%         51.5%
BOPEC Rating                                               2             1


(1)  The metrics above are after tax Pre Incentive/Pre Merger Expense
(2) Future years we will target a 15% EPS growth rate. Due to the NCB deal 2000 will be dilutive to ARH
(3) The MFPS of each of the other companies will be incorporated within the Performance Evaluation of the CEO of ARH.

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

                           INCENTIVE 2000 ALLOCATIONS

                                          ARB           FSC          NCB           ARH       Consolidated
 S1  Net prior to incentive & Taxes   $ 3,676,621   $  335,342   $  331,604   $  (279,732)   $ 4,063,835

  S  Adjust fsc to reasonable                   0     (200,000)           0

     Adjusted net income              $ 3,676,621   $  135,342   $  331,604   $  (279,732)   $ 3,863,835

     Incentive calculation 18% of consolidated                                               $   695,490
       less 401k contribution
                                                                                             $  (100,000)
     ----------------------------------------------------------------------------------------------------
      Incentive Pool                                                                         $   595,490
     ----------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------
                                          ARB           FSC          NCB           ARH       Consolidated
      Potential Allocation Potential         58.0%         6.0%        11.3%         24.7%         100.0%
      Allocation Pool                     345,384       35,729       67,290       147,086        595,490

      CEO                                    29.0%                     37.2%         85.2%
      CFO/COO                                             89.0%         0.0%         14.8%
      Other                                  71.0%        11.0%        62.8%          0.0%
                                            100.0%       100.0%       100.0%        100.0%

     ----------------------------------------------------------------------------------------------------
  E   CEO                             $   100,161                $   25,032   $    125,317
  F   CFO/COO                                  --   $   31,799           --   $     21,769
      Other                           $   245,223   $    3,930   $   42,258             --
                                      $   345,384   $   35,729   $   67,290   $    147,086   $   595,490
     ----------------------------------------------------------------------------------------------------

 S1
 S2  Income from Incentive 2000 Sheet
         Adjust fsc to more reasonable target

 E   Incentive for ARB
         Assuming 2000 Budget is met                                100,000
            per executive comm. 100M Young                          231,000
            per 2000 budget others w/o Derenzo ($248M-$17M)      $  331,000
               Targeted Incentive ARB

 F   Incentives FSC, ARH
         FSC Per contract Christensen 10% of net if net is
            Greater than 80% of Strategic plan
            (393Mx80%=$314); $316>$314 10% of net                $   31,600

     ARH
         Per executive committee Taber 125M                      $  125,000
         Per 2000 Budget Derenzo (83Mx 19.5%)                    $   17,000


Impact of $100,000 additional net income

      Additional Net Income                                                                  $   100,000
      Incentive calculation 18%                                                                       18%
     ----------------------------------------------------------------------------------------------------
      Incentive Pool                                                                         $    18,000
     ----------------------------------------------------------------------------------------------------

                                          ARB           FSC          NCB           ARH       Consolidated
     ----------------------------------------------------------------------------------------------------
      Potential Allocation                   58.0%         6.0%        11.3%         24.7%         100.0%
      Potential Allocation Pool            10,440        1,080        2,034         4,446         18,000

      CEO                                    29.0%                     37.2%         85.2%
      CFO/COO                                             89.0%         0.0%         14.8%
      Other                                  71.0%        11.0%        62.8%          0.0%
                                            100.0%       100.0%       100.0%        100.0%

     ----------------------------------------------------------------------------------------------------
      CEO                             $     3,028   $       -0-  $      757   $     3,788
      CFO/COO                         $        -0-  $      961   $       -0-  $       658
      Other                           $     7,412   $      119   $    1,277   $        -0-
                                      $    10,440   $    1,080   $    2,034   $     4,446    $    18,000
     ----------------------------------------------------------------------------------------------------

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